                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported)     January 20, 2006
                                                      ------------------------

                              WILLBROS GROUP, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                               Republic of Panama
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

              1-11953                                     98-0160660
--------------------------------------------------------------------------------
     (Commission File Number)                  (IRS Employer Identification No.)

  Plaza 2000 Building, 50th Street, 8th Floor,
              P.O. Box 0816-01098,                  Panama, Republic of Panama
--------------------------------------------------------------------------------
   (Address of Principal Executive Offices)               (Zip Code)

                                 +50-7-213-0947
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On January 20, 2006, the Board of Directors of Willbros Group, Inc. (the "Registrant"), elected Robert R. (Randy) Harl as President and Chief Operating Officer of the Registrant and as President and Chief Operating Officer of the Registrant's indirect wholly owned subsidiary, Willbros USA, Inc. ("WUSA"), effective immediately. Prior to his election and employment with the Registrant and WUSA, respectively, Mr. Harl was engaged by WUSA as a consultant for approximately six months. On January 26, 2006, WUSA entered into an employment agreement with Mr. Harl (the "Agreement").

         The term of the Agreement is approximately five years, commencing on January 20, 2006, and ending on December 31, 2010 (the "Employment Period"). Pursuant to the Agreement, Mr. Harl will earn a base salary equivalent to $500,000 per year in calendar year 2006, and a base salary of $600,000 in calendar year 2007 and $700,000 in calendar years 2008 through 2010 (with respect to each year, a "Base Salary").

         Additionally, Mr. Harl may earn a cash bonus of up to $500,000 in 2006 and up to 125% of his Base Salary in 2007 and 150% of his Base Salary in each of calendar years 2008 through 2010 if certain net income target performance goals approved by the Board of Directors of the Registrant are achieved. The net income target performance goal is generally defined as the line item designated as such in the Registrant's annual budget for the year 2006 through 2010, as approved by the Board of Directors for the relevant year, before deducting any net income performance bonuses payable to Mr. Harl and/or other employees.

         Under the terms of the Agreement, Mr. Harl has been granted stock options and awarded shares of restricted stock and in the future will be awarded shares of restricted common stock of the Registrant ("Restricted Stock") under the Registrant's 1996 Stock Plan, as amended, as follows:

         1. On January 20, 2006, 100,000 shares of Restricted Stock and stock options for an additional 100,000 shares, with vesting to occur with respect to both awards in five equal annual installments on December 31 of 2006, 2007, 2008, 2009 and 2010;

         2. On January 1, 2007, 50,000 shares of Restricted Stock, with vesting to occur in four equal annual installments on December 31 of 2007, 2008, 2009 and 2010;

         3. On January 1, 2008, 50,000 shares of Restricted Stock, with vesting to occur in approximately three equal installments on December 31 of 2008, 2009 and 2010;

         4. On January 1, 2009, 50,000 shares of Restricted Stock, with vesting to occur in two equal installments on December 31 of 2009 and 2010; and

         5. On January 1, 2010, 50,000 shares of Restricted Stock, with full vesting to occur on December 31, 2010.

The forms of the Award Agreements used to evidence the January 20, 2006 awards of Restricted Stock and stock options described above have been previously filed by the Registrant with the Securities and Exchange Commission.

         Pursuant to the Agreement, in the event Mr. Harl's employment is terminated by WUSA due to a Change in Control (as defined in the Willbros Group, Inc. Severance Plan as Amended and Restated effective September 25, 2003 (as such may be further amended, the "Severance Plan") during the calendar year 2006, he will be entitled, among other things, to: (i) continue receiving his Base Salary during the remainder of the calendar year 2006, (ii) the immediate vesting of all Restricted Stock and stock options awarded to him on January 20, 2006, and (iii) the maximum available amount of his unearned bonus for calendar year 2006 as if he had satisfied the performance goals for calendar year 2006. In the event Mr. Harl's employment is terminated by WUSA without cause, or due to a constructive discharge or due to a Change in Control after December 31, 2006, he will be entitled, among other things, to: (i) continue receiving his Base Salary during the remainder of the Employment Period, and (ii) the maximum available amount of his unearned bonuses as if he had satisfied the performance goals for each of the uncompleted years remaining in the Employment Period at the time of termination. If Mr. Harl voluntarily resigns or is terminated by WUSA for cause, he will receive, among other things, his Base Salary through the date of termination, but shall not be entitled to any cash bonuses for any years remaining in the Employment Period that have not yet ended as of the date of termination. If termination occurs by reason of Mr. Harl's disability or death, he or his beneficiaries, as the case may be, will receive, among other things,
(i) his Base Salary through the date of termination by reason of disability or death, and (ii) the maximum amount available for a cash bonus in the year of his termination or death as if he had satisfied the performance goals for such year (but not for later years during the Employment Period). In such cases after December 31, 2006, Mr. Harl is also entitled to such benefits as are provided under the Severance Plan, if any; provided, however, that the value of any compensation and/or benefits payable under the Severance Plan shall not be duplicative of any amounts paid under the Agreement, and such amounts payable under the Severance Plan shall be offset against the value of any compensation or benefits payable to him under the Agreement, and vice versa.

         Pursuant to the Agreement, during the Employment Period and for a period of one year thereafter, Mr. Harl will not compete with the businesses of the Registrant and its affiliates.

ITEM 5.02 - DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         On January 20, 2006, the Board of Directors of the Registrant elected Robert R. (Randy) Harl as President and Chief Operating Officer of the Registrant. Also on January 20, 2006, Mr. Harl was elected as a Class I member of the Board of Directors of the Registrant for a term expiring at the 2006 annual meeting of stockholders in connection with filling a vacancy on the Board of Directors, and as President and Chief Operating Officer of the Registrant's subsidiary, WUSA.

         Pursuant to Mr. Harl's employment agreement with WUSA further described under Item 1.01 of this Current Report on Form 8-K, the term of Mr. Harl's employment with the

Registrant is approximately five years. The description of Mr. Harl's employment agreement set forth in Item 1.01 above is incorporated herein by reference.

         Mr. Harl, age 55, has been engaged as a consultant with WUSA for approximately the last six months and has over 30 years experience working with Kellogg Brown & Root ("KBR") and its subsidiaries in various capacities. Having served as the Chairman of KBR and President of several of KBR's business units, Mr. Harl's experience includes board and executive management responsibilities for units serving both upstream and downstream oil and gas sectors as well as the power, government and infrastructure sectors. Mr. Harl is a graduate of Oklahoma State University with a Bachelor of Science in Agricultural Engineering.

         Michael F. Curran, who served as Chairman of the Board, President, Chief Executive Officer and Chief Operating Officer of the Registrant and WUSA prior to January 20, 2006, will remain Chairman and Chief Executive Officer of the Registrant and WUSA. A copy of the press release announcing the appointment of Mr. Harl is furnished as Exhibit 99.

ITEM 9.01 -- FINANCIAL STATEMENTS AND EXHIBITS.


         (d) Exhibits

             EXHIBIT NO.   DESCRIPTION
             -----------   -----------------------------------------------------
                 99        Press Release dated January 24, 2006


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       WILLBROS GROUP, INC.


Date:  January 26, 2006                By:  /s/ Warren L. Williams
                                          --------------------------------------
                                          Warren L. Williams
                                          Senior Vice President, Chief Financial
                                          Officer and Treasurer

                                  EXHIBIT INDEX


EXHIBIT NO.    DESCRIPTION
-----------    -----------------------------------------------------------------
99             Press Release dated January 24, 2006